38922-P1 10/24

Prospectus Supplement	October 11, 2024

Putnam VT Government Money Market Fund

Prospectuses dated April 30, 2024

Effective immediately, the sections Fund Summary--Purchase and sale of fund shares in the statutory prospectus and Purchase and sale of fund shares in the summary prospectus are deleted in their entirety and replaced with the following:

Fund shares are offered to separate accounts of various insurance companies and to funds offered exclusively to separate accounts of insurance companies that have an agreement with Franklin Distributors, LLC (“Franklin Distributors”). The fund requires no minimum investment, but insurers may require minimum investments from those purchasing variable insurance products for which the fund is an underlying investment option. Insurers may purchase or sell shares on behalf of separate accounts by submitting an order to Franklin Distributors any day the New York Stock Exchange (NYSE) is open. Some restrictions may apply.

Effective immediately, similar disclosure in the section How does the fund price its shares? of the statutory prospectus is deleted in its entirety and replaced with the following:

Shares are only valued as of the scheduled close of regular trading on the NYSE each day the NYSE is open.

Shareholders should retain this Supplement for future reference.